Long-Term Debt (Tables)	12 Months Ended
Dec. 31, 2017
Summary of long-term debt

The following table summarizes the carrying value of long-term debt, as of the dates indicated:

	December 31,
(in millions)	2017	2016
8.15% surplus note, due June 27, 2032, payable to NFS	$300	$300
7.50% surplus note, due December 31, 2031, payable to NFS	300	300
6.75% surplus note, due December 23, 2033, payable to NFS	100	100
Other[1]	93	7

Total long-term debt	$793	$707

[1]	Includes debt assumed in the JNF acquisition.